SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 15, 2004

FOOTSTAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11681	22-3439443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crosfield Avenue, West Nyack, New York	10994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(845) 727-6500

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.	Regulation FD Disclosure; and
Item 12.	Results of Operations and Financial Condition

        On January 15, 2004, Footstar, Inc. (the “Company”) issued a press release announcing the appointment of Dale W. Hilpert, as Chairman, President and Chief Executive Officer of the Company; the Company’s ongoing evaluation of alternatives for its Athletic segment; sales for fiscal 2003 fourth quarter and full year; and an update on results of the restatement and discussions with the Company’s syndicate of banks.

        That press release is included as Exhibit 99 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2004	FOOTSTAR, INC. By: MAUREEN RICHARDS —————————————— Name: Maureen Richards Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99	Press Release of Footstar, Inc. dated January 15, 2004.